Exhibit 99.1

Marchex Reports First Quarter 2011 Financial Results

SEATTLE – May 5, 2011 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended March 31, 2011.

First Quarter 2011 Consolidated Financial Results:

•	Revenue was $29.1 million for the first quarter of 2011, compared to $24.0 million for the same period of 2010.

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GAAP net income applicable to common stockholders was $513,000 for the first quarter of 2011 or $0.01 per diluted share. This compares to GAAP net loss applicable to common stockholders of $111,000 or $0.00 per diluted share for the same period of 2010. The first quarter 2011 results included non-cash stock-based compensation expense of $3.5 million, compared to non-cash stock-based compensation expense of $2.4 million for the same period in 2010.

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As discussed in the summary of the first quarter 2011 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for first quarter 2011 was $0.06, compared to $0.04 for the same period in 2010.

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Adjusted operating income before amortization was $3.2 million for the first quarter of 2011, compared to $2.0 million for the same period of 2010. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

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Adjusted EBITDA was $4.2 million in the first quarter of 2011, compared to $3.4 million for the same period of 2010. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“We believe Call Advertising represents one of the primary growth opportunities in digital advertising,” said Russell C. Horowitz, Marchex Chairman and CEO. “We believe that continuing to invest in this opportunity — specifically in our customers, products and people — will drive our long-term success in defining this market.”

General Highlights:

1.	In the first quarter, Marchex added more than 10,000 new advertisers utilizing its call advertising products and ended the quarter with more than 105,000 advertisers. Marchex entered into a new agreement with Yellow Pages Group Canada to drive calls through Skype to all of their approximately 370,000 business customers.

2.	On April 7, Marchex acquired Jingle Networks, one of the leading providers of mobile voice search performance advertising and technology solutions in North America. With the addition of Jingle Networks, the Marchex Call Advertising Network now has an annualized reach of more than 500 million phone calls across digital media, including mobile. The Marchex Call Advertising Network now includes exclusive and preferred relationships with more than one hundred channel sources including: four of the top five U.S. mobile carriers, the leading global VOIP provider (Skype), mobile network operators, mobile application and directory providers.

3.	Publishing: For the first quarter of 2011, revenue from Publishing, which is Marchex’s proprietary local and category websites that fulfill advertiser campaigns, was $5.3 million.

4.	During the first quarter of 2011, Marchex sold a small number of non-strategic domains that yielded $1.9 million.

5.	Marchex also purchased 29,000 shares of its outstanding Class B common stock for a total price of $252,000, bringing its total shares repurchased under its stock repurchase program to 10.0 million shares, or 28% of its outstanding common stock.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of May 5, 2011.

Business Metrics:

To provide some color on business progress and context for 2011, Marchex is providing a non-recurring metric:

•	Based on ongoing progress, Marchex believes call-driven revenues will represent more than 75% of revenues on an annualized basis by the end of 2011.

Financial Guidance:

The following reflects Marchex financial guidance for fiscal year ending December 31, 2011:

Revenue estimate:	$137 million to $141 million

Adjusted Operating Income Before Amortization estimate:	More than $15 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $19.5 million.

Long Term Adjusted EBITDA Margin Target:	20% or more

GAAP income (loss) from operations is expected to be ($8.6) million or better, assuming stock-based compensation between $14 million and $15.5 million and amortization of intangible assets from acquisitions between $7 million and $9 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

The following reflects Marchex financial guidance for the second quarter of 2011:

Revenue estimate:	$35 million – $36 million

Revenue detail:	Marchex anticipates revenue from proprietary traffic sources for the second quarter of 2011 to be relatively consistent with the first quarter. Marchex expects revenue volatility from time to time from proprietary traffic sources due to the nature of large advertiser spending.

Adjusted Operating Income Before Amortization:	More than $3.3 million

Adjusted EBITDA:	Estimated add-backs of approximately $1.2 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $4.5 million.

GAAP income (loss) from operations is expected to be ($4.3) million or better, assuming stock-based compensation between $3.7 million and $4.0 million and amortization of intangible assets from acquisitions between $2 million and $3 million. This estimate excludes any gain or loss on sales and disposals of intangible assets.

“Our growth continues to be defined by the momentum in our Call Advertising products. As we invest to bring greater scale for our call advertising products, we believe we will see an increase in incremental contribution from these growth initiatives flow through to expanding margins through the end of 2011 and beyond. We believe our building momentum is setting a strong foundation for long-term growth and financial leverage,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, May 5, 2011 to discuss its first quarter ended March 31, 2011 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex:

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers through the phone when they are ready to buy.

Our performance-based call advertising products, the Marchex Call Advertising Network and Marchex Call Analytics, are reinventing how businesses acquire and upsell new customers through phone calls. Our award-winning Small Business Marketing products empower businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support hundreds of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 5, 2011 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income applicable to common stockholders divided by GAAP diluted shares outstanding. Historically, Marchex computed shares outstanding for the Non-GAAP EPS calculation to include dilution from options and warrants, exercise prices per the treasury stock method provided market conditions had been met and included the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided market conditions had been met. Non-GAAP shares historically were greater than shares outstanding for GAAP EPS purposes. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) available to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Jim Cullinan

Telephone: 206-724-4588

Email: jcullinan (at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended
	March 31,
	2010	2011
Revenue	$24,001,981	$29,079,855

Expenses:
Service costs (1)	12,649,501	16,672,382
Sales and marketing (1)	3,910,708	2,693,728
Product development (1)	3,962,284	4,889,110
General and administrative (1)	3,836,261	5,155,435
Amortization of intangible assets from acquisitions	704,466	464,202
Acquisition related costs	—	402,123

Total operating expenses	25,063,220	30,276,980

Gain on sales and disposals of intangible assets, net	1,327,304	1,912,674

Income from operations	266,065	715,549
Interest income (expense) and other, net	(5,660)	102,885

Income before provision for income taxes	260,405	818,434
Income tax expense	328,179	241,996

Net income (loss)	(67,774)	576,438
Dividends paid to participating securities	(43,574)	(63,505)

Net income (loss) applicable to common stockholders	$(111,348)	$512,933

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$(0.00)	$0.02
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.00)	$0.01
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,835,671	10,235,865
Class B	22,170,607	22,169,937
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,835,671	10,235,865
Class B	33,006,278	34,254,797

(1) Includes stock-based compensation allocated as follows:

Service costs	$179,483	$284,978
Sales and marketing	166,657	218,841
Product development	208,205	314,016
General and administrative	1,832,978	2,693,209

Total	$2,387,323	$3,511,044

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2010	March 31, 2011
Assets
Current assets:
Cash and cash equivalents	$37,328,052	$40,049,068
Trade accounts receivable, net	20,213,886	26,294,051
Prepaid expenses and other current assets	3,567,504	3,140,110
Refundable taxes	3,248,908	2,450,014
Deferred tax assets	868,629	944,857

Total current assets	65,226,979	72,878,100

Property and equipment, net	4,709,907	4,970,233
Deferred tax assets	50,768,525	50,321,582
Intangibles and other assets, net	2,070,217	1,764,053
Goodwill	35,337,428	35,328,143
Intangible assets from acquisitions, net	1,576,687	1,112,485

Total assets	$159,689,743	$166,374,596

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,165,616	$13,633,347
Accrued expenses and other current liabilities	5,106,021	5,875,402
Deferred revenue	1,649,851	1,749,713

Total current liabilities	17,921,488	21,258,462

Other non-current liabilities	2,076,332	2,047,465

Total liabilities	19,997,820	23,305,927
Stockholders’ equity:
Class A common stock	105,006	104,886
Class B common stock	254,802	254,318
Treasury stock	(1,360,238)	(251,582)
Additional paid-in capital	281,421,696	283,113,952
Accumulated deficit	(140,729,343)	(140,152,905)

Total stockholders’ equity	139,691,923	143,068,669

Total liabilities and stockholders’ equity	$159,689,743	$166,374,596

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended
	March 31,
	2010	2011
Income from operations	$266,065	$715,549

Stock-based compensation	2,387,323	3,511,044
Amortization of intangible assets from acquisitions	704,466	464,202

Operating income before amortization (OIBA)	3,357,854	4,690,795

Acquisition related costs	—	402,123
Gain on sales and disposals of intangible assets, net	(1,327,304)	(1,912,674)

Adjusted operating income before amortization (Adjusted OIBA)	$2,030,550	$3,180,244

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended
	March 31,
	2010	2011
Net cash provided by operating activities	$3,019,044	$2,519,054

Changes in asset and liabilities	62,481	1,161,144
Income tax expense	328,179	241,996
Acquisition related costs	—	402,123
Interest expense (income) and other, net	5,678	(104,509)

Adjusted EBITDA	$3,415,382	$4,219,808

Net cash provided by investing activities	$41,160	$931,051

Net cash used in financing activities	$(2,859,895)	$(729,089)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended
	March 31,
	2010	2011
Adjusted Non-GAAP EPS	$0.04	$0.06

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.00)	$0.01
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,006,278	34,254,797

Net income (loss) applicable to common stockholders	$(111,348)	$512,933

Stock-based compensation	2,387,323	3,511,044
Acquisition related costs	—	402,123
Amortization of intangible assets from acquisitions	704,466	464,202
Gain on sales and disposals of intangible assets, net	(1,327,304)	(1,912,674)
Interest (income) expense and other, net	5,660	(102,885)
Dividends paid to participating securities	43,574	63,505
Estimated impact of income taxes	(391,226)	(878,693)

Adjusted Non-GAAP net income applicable to common stockholders	$1,311,145	$2,059,555

Adjusted Non-GAAP EPS	$0.04	$0.06

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,006,278	34,254,797
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable) (1)	415,580	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	33,421,858	34,254,797

(1) For the three months ended March 31, 2010, these shares were excluded from the computation of diluted net loss per share as their effect would be anti-dilutive.

(2)    Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,006,278	34,254,797
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,446,818	3,125,166

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,453,096	37,379,963

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.04	$0.06

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.